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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                December 22, 1999

                            THE TRIZETTO GROUP, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                  000-27501                   33-0761159
(State or other jurisdiction      (Commission File             (IRS Employer
     of incorporation)                 Number)               Identification No.)

567 San Nicolas Drive, Suite 360, Newport Beach, California          92660
         (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (949) 719-2200


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ITEM 2. - ACQUISITION OR DISPOSITION OF ASSETS

         On December 22, 1999, The TriZetto Group, Inc., a Delaware corporation (the "Registrant"), acquired all of the issued and outstanding capital stock of Finserv Health Care Systems, Inc., a New York corporation ("Finserv"), in accordance with the terms and conditions of the Agreement and Plan of Merger, dated as of December 22, 1999 (the "Agreement") by and among the Registrant, Finserv, Finserv Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Registrant ("Merger Sub"), the Finserv Noteholder described therein and the Finserv Shareholders described therein (Finserv Noteholder together with Finserv Shareholders are collectively referred to as the "Finserv Securityholders"). The acquisition was effected by a merger (the "Merger") of the Merger Sub with and into Finserv, with Finserv surviving the merger as a wholly-owned subsidiary of the Registrant.

         The 149 issued and outstanding shares of Finserv capital stock were converted into an aggregate of 48,998 shares of fully paid and non-assessable shares of common stock, $.001 par value, of the Registrant ("Registrant Common Stock"), subject to possible adjustments as set forth in the Agreement (the "Merger Consideration"). The aggregate number of shares of Registrant Common Stock which the Finserv Securityholders had the right to receive was calculated by dividing $1,500,000 by the average closing sales prices of the Registrant Common Stock for the five days immediately preceding December 18, 1999. The Agreement also provides that an additional amount of shares of Registrant Common Stock, up to $750,000 in shares (the "Earnout Consideration"), may be issued to the Finserv Securityholders if certain milestones described in the Agreement are achieved for the fiscal year ending December 31, 2000 and fiscal year ending December 31, 2001.

         In connection with the Merger, the Registrant purchased from the Finserv Noteholder and the Finserv Noteholder sold to the Registrant, all of the issued and outstanding Finserv Notes described in the Agreement (except for $25,000) for an aggregate purchase price equal to $1,224,592.21 cash, net of certain debt owed by the Finserv Noteholder to the Registrant (the "Note Consideration" and together with the Merger Consideration and the Earnout Consideration, the "Consideration"). Pursuant to the Agreement, a portion of the Note Consideration was withheld by the Registrant (the "Cash Holdback") and a portion of the Merger Consideration was deposited into an escrow account (the "Escrowed Shares"). Each the Cash Holdback and the Escrowed Shares are subject to possible adjustment as set forth in the Agreement. The source of funds for the Note Consideration was available cash. The Consideration and all other terms of the Agreement were determined pursuant to arms-length negotiations between the parties.

         In connection with Agreement, the Registrant entered into a Registration Rights Agreement dated as of December 22, 1999 ("Registration Rights Agreement") with those certain holders of Registrant Common Stock party thereto (the "Holders"). Pursuant to the terms of the Registration Rights Agreement, the Registrant is required to use its commercially reasonable best efforts to qualify the shares of Registrant Common Stock issued to the Holders under the Agreement for


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registration on Form S-3.

         The foregoing description of the Merger does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is incorporated herein by reference.

ITEM 7. - FINANCIAL STATEMENTS AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                  The following financial statements of Finserv are being filed with this Report.

                - Independent Auditors' Reports

                - Audited Balance Sheets as of December 31, 1998 and
                  December 31, 1997

                - Audited Statements of Operations for the years ended December
                  31, 1998 and 1997

                - Audited Statement of Stockholders' Equity for the years ended
                  December 31, 1998 and 1997

                - Audited Statements of Cash Flow for the years ended December
                  31, 1998 and 1997

                - Unaudited Balance Sheets as of September 30, 1999

                - Unaudited Statements of Operations for the nine months ended
                  September 30, 1999

                - Unaudited Statements of Cash Flow for the nine months ended
                  September 30, 1999

          (b)     PRO FORMA FINANCIAL INFORMATION

                  The following pro forma financial statements of Finserv are being filed with this Report.

                - Pro forma condensed Balance Sheet as of September 30, 1999

                - Pro forma condensed Statement of Operations for the year ended
                  December 31, 1998 and for the nine months ended September 30, 1999

          (c)     EXHIBITS

EXHIBIT NUMBER                             DESCRIPTION

     2.1          ** Agreement and Plan of Merger dated as of December 22, 1999

     2.2          ** Escrow Agreement dated as of December 22, 1999

     2.3          ** Form of Non-Competition Agreement dated as of December 22,
                  1999

     2.4          ** Registration Rights Agreement dated as of December 22, 1999


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     23.1         Consent of Citrin Cooperman & Company, LLP with respect to the financial statements of Finserv

     99.1         Financial Statements of Finserv listed in Item 7(a) above

     99.2         Pro Forma Financial Statements listed in Item 7(b) above

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**   Previously filed by the Registrant in its Current Report on Form 8-K as filed with the Securities and Exchange Commission on January 6, 2000.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               THE TRIZETTO GROUP, INC.


                               /s/ JEFFREY H. MARGOLIS
March 3, 2000                  -------------------------------------------------
                               Jeffrey H. Margolis
                               Chief Executive Officer, President and
                               Chairman of the Board of Directors


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                                  EXHIBIT INDEX

   EXHIBIT
    NUMBER                           DESCRIPTION

     2.1          ** Agreement and Plan of Merger dated as of December 22, 1999

     2.2          ** Escrow Agreement dated as of December 22, 1999

     2.3          ** Form of Non-Competition Agreement dated as of December 22,
                  1999

     2.4          ** Registration Rights Agreement dated as of December 22, 1999

     23.1 Consent of Citrin Cooperman & Company, LLP with respect to the financial statements of Finserv

     99.1         Financial Statements of Finserv listed in Item 7(a) above

     99.2         Pro Forma Financial Statements listed in Item 7(b) above

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**   Previously filed by the Registrant in its Current Report on Form 8-K as filed with the Securities and Exchange Commission on January 6, 2000.